Exhibit 99,1

NEWS RELEASE

For Immediate Release
August 8, 2011

For Further Information Contact:
Charles R. Hageboeck, Chief Executive Officer and President
(304) 769-1102

City Holding Company Announces Second Quarter Results

Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ:CHCO), a $2.7 billion bank holding company headquartered in Charleston, today announced net income per diluted share for the second quarter of $0.64 compared to $0.68 per diluted share in the second quarter of 2010.  Net income for the second quarter of 2011 was $9.8 million compared to $10.7 million in the second quarter of 2010 and $9.6 million in the first quarter of 2011.  For the second quarter of 2011, the Company achieved a return on assets of 1.45%, a return on tangible equity of 15.2%, a net interest margin of 3.78%, and an efficiency ratio of 63.5%.  For the first six months of 2011, the Company achieved a return on assets of 1.44%, a return on tangible equity of 14.9%, a net interest margin of 3.86%, and an efficiency ratio of 59.6%.

City’s CEO Charles Hageboeck stated that, “City’s results for the second quarter of 2011 are down slightly from the second quarter of 2010 due to the impact of lower interest income from our interest rate floors ($1.0 million) and nonrecurring interest income of $1.1 million related to a change in estimate associated with our previously securitized loans in the second quarter of 2010.  While interest rates remain abnormally low and the economic recovery is murky, our results are favorable compared to our peers.  Loans increased $28 million, or 1.5%, from March 31, 2011 and our asset quality continues to be strong with stable and relatively low levels of past due loans and our nonperforming assets decreased slightly from the first quarter. Reflecting the Company’s success at anticipating credit challenges, net charge-offs for the quarter were only $0.8 million.”

“City’s financial position remains strong and healthy.  Our balance sheet is positioned to benefit from future interest rate increases; we have stable core deposits; and we have strong capital and liquidity.  Based upon our profitability, capital, and asset quality, City was recently recognized by Bank Director magazine as the third best performing bank among the largest 150 public banks in the U.S.,” Hageboeck concluded.

City Holding Company is the parent company of City National Bank of West Virginia.  City National operates 68 branches across West Virginia, Eastern Kentucky and Southern Ohio.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates on previously securitized loans that would result in impairment losses or lower the yield on such loans;(4)  the Company could have adverse legal actions of a material nature; (5) the Company may face competitive loss of customers; (6) the Company may be unable to manage its expense levels; (7) the Company may have difficulty retaining key employees; (8) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (9) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (10) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (11) the Company may experience difficulties growing loan and deposit balances; (12) the current economic environment poses significant challenges for us and could adversely affect our  financial condition and results of operations; (13) continued deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; and (14) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

	Three Months Ended June 30,		Percent
	2011	2010	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$22,760	$24,925	(8.69)%
Net Income available to common shareholders	9,830	10,715	(8.26)%
Earnings per Basic Share	0.65	0.68	(5.07)%
Earnings per Diluted Share	0.64	0.68	(5.13)%

Key Ratios (percent):
Return on Average Assets	1.45%	1.60%	(9.82)%
Return on Average Tangible Equity	15.21%	16.65%	(8.69)%
Net Interest Margin	3.78%	4.22%	(10.56)%
Efficiency Ratio	63.49%	52.00%	22.10%
Average Shareholders' Equity to Average Assets	11.59%	11.76%	(1.45)%

Consolidated Risk Based Capital Ratios (a):
Tier I	13.42%	13.46%	(0.30)%
Total	14.37%	14.45%	(0.55)%

Tangible Equity to Tangible Assets	9.56%	9.90%	(3.50)%

Common Stock Data:
Cash Dividends Declared per Share	$0.34	$0.34	-
Book Value per Share	20.58	20.02	2.75%
Tangible Book Value per Share	16.84	16.39	2.76%
Market Value per Share:
High	36.37	37.28	(2.44)%
Low	30.55	27.88	9.58%
End of Period	33.03	27.88	18.47%

Price/Earnings Ratio (b)	12.79	10.25	24.80%

	Six Months Ended June 30,		Percent
	2011	2010	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$45,823	$48,670	(5.85)%
Net Income available to common shareholders	19,445	20,028	(2.91)%
Earnings per Basic Share	1.27	1.27	0.04%
Earnings per Diluted Share	1.26	1.26	(0.07)%

Key Ratios (percent):
Return on Average Assets	1.44%	1.51%	(4.50)%
Return on Average Tangible Equity	14.94%	15.61%	(4.33)%
Net Interest Margin	3.86%	4.18%	(7.67)%
Efficiency Ratio	59.61%	53.42%	11.60%
Average Shareholders' Equity to Average Assets	11.75%	11.81%	(0.58)%

Common Stock Data:
Cash Dividends Declared per Share	$0.68	$0.68	-
Market Value per Share:
High	37.22	37.28	(0.16)%
Low	30.55	27.88	9.58%

Price/Earnings Ratio (b)	13.04	11.01	18.42%

(a) June 30, 2011 risk-based capital ratios are estimated
(b) June 30, 2011 price/earnings ratio computed based on annualized second quarter 2011 earnings

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

Book Value and Market Price Range per Share
					Market Price
	Book Value per Share				Range per Share
	March 31	June 30	September 30	December 31	Low	High

2007	$17.62	$17.40	$17.68	$18.14	$31.16	$41.54
2008	18.92	18.72	17.61	17.58	29.08	42.88
2009	17.69	18.24	18.95	19.37	20.88	34.34
2010	19.71	20.02	20.31	20.31	26.87	38.03
2011	20.39	20.58			30.55	37.22

Earnings per Basic Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2007	$0.76	$0.72	$0.76	$0.78	$3.02
2008	0.81	0.83	(0.16)	0.26	1.74
2009	0.69	0.64	0.66	0.70	2.69
2010	0.59	0.68	0.58	0.64	2.48
2011	0.62	0.65			1.27

Earnings per Diluted Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2007	$0.76	$0.72	$0.76	$0.78	$3.01
2008	0.80	0.83	(0.16)	0.26	1.74
2009	0.69	0.64	0.66	0.70	2.68
2010	0.58	0.68	0.58	0.64	2.47
2011	0.62	0.64			1.26

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended June 30,
	2011	2010

Interest Income
Interest and fees on loans	$23,352	$25,991
Interest on investment securities:
Taxable	4,513	5,317
Tax-exempt	445	461
Interest on federal funds sold	13	1
Total Interest Income	28,323	31,770

Interest Expense
Interest on deposits	5,568	6,831
Interest on short-term borrowings	77	98
Interest on long-term debt	158	163
Total Interest Expense	5,803	7,092
Net Interest Income	22,520	24,678
Provision for loan losses	1,286	1,823
Net Interest Income After Provision for Loan Losses	21,234	22,855

Non-Interest Income
Total investment securities impairment losses	-	(1,237)
Noncredit impairment losses recognized in other comprehensive income	-	944
Net investment securities impairment losses	-	(293)
Gains on sale of investment securities	3,128	62
Net investment securities gains (losses)	3,128	(231)

Service charges	9,855	10,448
Insurance commissions	1,504	1,244
Trust and investment management fee income	730	567
Bank owned life insurance	745	813
Other income	575	437
Total Non-Interest Income	16,537	13,278

Non-Interest Expense
Salaries and employee benefits	10,183	9,745
Occupancy and equipment	1,921	1,874
Depreciation	1,140	1,174
FDIC insurance expense	932	918
Advertising	628	1,241
Bankcard expenses	633	448
Postage, delivery, and statement mailings	510	615
Office supplies	452	484
Legal and professional fees	3,511	398
Telecommunications	417	440
Repossessed asset (gains)/losses, net of expenses	(7)	78
Other expenses	2,592	2,550
Total Non-Interest Expense	22,912	19,965
Income Before Income Taxes	14,859	16,168
Income tax expense	5,029	5,453
Net Income Available to Common Shareholders	$9,830	$10,715

Distributed earnings allocated to common shareholders	$5,092	$5,274

Undistributed earnings allocated to common shareholders	4,669	5,373

Net earnings allocated to common shareholders	$9,761	$10,647

Average common shares outstanding	15,120	15,656

Effect of dilutive securities:
Employee stock options	73	65

Shares for diluted earnings per share	15,193	15,721

Basic earnings per common share	$0.65	$0.68
Diluted earnings per common share	$0.64	$0.68

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Six months ended June 30,
	2011	2010

Interest Income
Interest and fees on loans	$47,090	$50,845
Interest on investment securities:
Taxable	9,055	10,928
Tax-exempt	907	931
Interest on federal funds sold	26	1
Total Interest Income	57,078	62,705

Interest Expense
Interest on deposits	11,279	14,015
Interest on short-term borrowings	149	198
Interest on long-term debt	315	323
Total Interest Expense	11,743	14,536
Net Interest Income	45,335	48,169
Provision for loan losses	2,372	2,903
Net Interest Income After Provision for Loan Losses	42,963	45,266

Non-Interest Income
Total investment securities impairment losses	-	(4,440)
Noncredit impairment losses recognized in other comprehensive income	-	2,496
Net investment securities impairment losses	-	(1,944)
Gains on sale of investment securities	3,128	62
Net investment securities gains (losses)	3,128	(1,882)

Service charges	18,909	20,676
Insurance commissions	3,125	2,641
Trust and investment management fee income	1,483	1,429
Bank owned life insurance	1,503	1,541
Other income	1,051	985
Total Non-Interest Income	29,199	25,390

Non-Interest Expense
Salaries and employee benefits	20,095	19,494
Occupancy and equipment	4,027	3,919
Depreciation	2,276	2,392
FDIC insurance expense	1,884	1,813
Advertising	1,308	2,154
Bankcard expenses	1,134	924
Postage, delivery, and statement mailings	1,064	1,224
Office supplies	991	977
Legal and professional fees	3,980	761
Telecommunications	846	891
Repossessed asset losses, net of expenses	191	1,024
Other expenses	4,974	4,943
Total Non-Interest Expense	42,770	40,516
Income Before Income Taxes	29,392	30,140
Income tax expense	9,947	10,112
Net Income Available to Common Shareholders	$19,445	$20,028

Distributed earnings allocated to common shareholders	$10,184	$10,549

Undistributed earnings allocated to common shareholders	9,123	9,355

Net earnings allocated to common shareholders	$19,307	$19,904

Average common shares outstanding	15,244	15,722

Effect of dilutive securities:
Employee stock options	78	63

Shares for diluted earnings per share	15,322	15,785

Basic earnings per common share	$1.27	$1.27
Diluted earnings per common share	$1.26	$1.26

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholders' Equity
(Unaudited) ($ in 000s)

	Three Months Ended
	June 30, 2011	June 30, 2010

Balance at April 1	$311,122	$312,835

Net income	9,830	10,715
Other comprehensive income:
Change in unrealized gain on securities available-for-sale	165	2,106
Change in unrealized (loss) on interest rate floors	(99)	(826)
Cash dividends declared ($0.34/share)	(5,129)	(5,312)
Issuance of stock award shares, net	202	119
Exercise of 1,500 stock options	-	43
Purchase of 176,779 common shares of treasury	(5,712)	-
Purchase of 213,000 common shares of treasury	-	(7,105)
Balance at June 30	$310,379	$312,575

	Six Months Ended
	June 30, 2011	June 30, 2010

Balance at January 1	$314,861	$308,902

Net income	19,445	20,028
Other comprehensive income:
Change in unrealized gain on securities available-for-sale	954	5,242
Change in unrealized (loss) on interest rate floors	(295)	(1,738)
Cash dividends declared ($0.68/share)	(10,319)	(10,685)
Issuance of stock award shares, net	665	490
Exercise of 5,476 stock options	153	-
Exercise of 1,700 stock options	-	46
Purchase of 447,524 common shares of treasury	(15,085)	-
Purchase of 297,015 common shares of treasury	-	(9,710)
Balance at June 30	$310,379	$312,575

CITY HOLDING COMPANY AND SUBSIDIARIES
Condensed Consolidated Quarterly Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Quarter Ended
	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Interest income	$28,323	$28,754	$29,241	$29,970	$31,770
Taxable equivalent adjustment	240	248	244	244	246
Interest income (FTE)	28,563	29,002	29,485	30,214	32,016
Interest expense	5,803	5,940	6,283	6,810	7,092
Net interest income	22,760	23,062	23,202	23,404	24,924
Provision for loan losses	1,286	1,086	2,343	1,847	1,823
Net interest income after provision
for loan losses	21,474	21,976	20,859	21,557	23,101

Noninterest income	16,537	12,662	11,905	11,643	13,278
Noninterest expense	22,912	19,858	18,400	19,804	19,965
Income before income taxes	15,099	14,780	14,364	13,396	16,414
Income tax expense	5,029	4,918	4,212	4,129	5,453
Taxable equivalent adjustment	240	248	244	244	246
Net income available to common shareholders	$9,830	$9,614	$9,908	$9,023	$10,715

Distributed earnings allocated to common shareholders	$5,092	$5,154	$5,239	$5,237	$5,274
Undistributed earnings allocated to common shareholders	4,669	4,392	4,610	3,733	5,373
Net earnings allocated to common shareholders	$9,761	$9,546	$9,849	$8,970	$10,647

Average common shares outstanding	15,120	15,380	15,439	15,496	15,656

Effect of dilutive securities:
Employee stock options	73	82	69	56	65

Shares for diluted earnings per share	15,193	15,462	15,508	15,552	15,721

Basic earnings per common share	$0.65	$0.62	$0.64	$0.58	$0.68
Diluted earnings per common share	0.64	0.62	0.64	0.58	0.68

Cash dividends declared per share	0.34	0.34	0.34	0.34	0.34

Net Interest Margin	3.78%	3.95%	3.92%	3.94%	4.22%

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-Interest Income and Non-Interest Expense
(Unaudited) ($ in 000s)

	Quarter Ended
	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Non-Interest Income:
Service charges	$9,855	$9,054	$9,624	$9,702	$10,448
Insurance commissions	1,504	1,621	1,503	1,346	1,244
Trust and investment management fee income	730	753	720	618	567
Bank owned life insurance	745	758	751	1,104	813
Other income	575	476	527	439	437
Subtotal	13,409	12,662	13,125	13,209	13,509
Total investment securities impairment losses	-	-	(1,932)	(3,028)	(1,237)
Noncredit impairment losses recognized in other
comprehensive income	-	-	713	127	944
Net investment securities impairment losses	-	-	(1,219)	(2,901)	(293)
Gain (loss) on sale of investment securities	3,128	-	(1)	1,335	62
Total Non-Interest Income	$16,537	$12,662	$11,905	$11,643	$13,278

Non-Interest Expense:
Salaries and employee benefits	$10,183	$9,912	$8,930	$9,817	$9,745
Occupancy and equipment	1,921	2,106	1,861	1,917	1,874
Depreciation	1,140	1,136	1,138	1,145	1,174
FDIC insurance expense	932	952	958	963	918
Advertising	628	680	647	891	1,241
Bankcard expenses	633	501	548	481	448
Postage, delivery and statement mailings	510	554	548	599	615
Office supplies	452	539	457	497	484
Legal and professional fees	3,511	456	502	414	398
Telecommunications	417	429	428	413	440
Repossessed asset (gains) losses, net of expenses	(7)	198	196	234	78
Other expenses	2,592	2,382	2,187	2,433	2,550
Total Non-Interest Expense	$22,912	$19,858	$18,400	$19,804	$19,965

Employees (Full Time Equivalent)	795	796	805	801	812
Branch Locations	68	68	68	68	67

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
($ in 000s)
	June 30	December 31
	2011	2010
	(Unaudited)
Assets
Cash and due from banks	$59,020	$50,043
Interest-bearing deposits in depository institutions	6,825	5,336
Federal funds sold	35,000	11,000
Cash and cash equivalents	100,845	66,379

Investment securities available-for-sale, at fair value	440,889	429,720
Investment securities held-to-maturity, at amortized cost	23,883	23,865
Total investment securities	464,772	453,585

Gross loans	1,897,344	1,865,000
Allowance for loan losses	(18,944)	(18,224)
Net loans	1,878,400	1,846,776

Bank owned life insurance	77,705	76,231
Premises and equipment, net	64,403	64,530
Accrued interest receivable	7,704	7,264
Net deferred tax assets	29,937	29,235
Intangible assets	56,368	56,573
Other assets	33,686	36,722
Total Assets	$2,713,820	$2,637,295

Liabilities
Deposits:
Noninterest-bearing	$353,495	$337,927
Interest-bearing:
Demand deposits	510,985	486,737
Savings deposits	421,134	397,042
Time deposits	949,007	949,669
Total deposits	2,234,621	2,171,375
Short-term borrowings	127,199	112,710
Long-term debt	16,495	16,495
Other liabilities	25,126	21,854
Total Liabilities	2,403,441	2,322,434

Stockholders' Equity
Preferred stock, par value $25 per share: 500,000 shares authorized; none issued	-	-
Common stock, par value $2.50 per share: 50,000,000 shares authorized;
18,499,282 shares issued at June 30, 2011 and December 31, 2010
less 3,414,116 and 2,994,501 shares in treasury, respectively	46,249	46,249
Capital surplus	102,938	103,057
Retained earnings	280,031	270,905
Cost of common stock in treasury	(117,001)	(102,853)
Accumulated other comprehensive loss:
Unrealized gain on securities available-for-sale	1,976	1,022
Unrealized gain on derivative instruments	-	295
Underfunded pension liability	(3,814)	(3,814)
Total Accumulated Other Comprehensive Loss	(1,838)	(2,497)
Total Stockholders' Equity	310,379	314,861
Total Liabilities and Stockholders' Equity	$2,713,820	$2,637,295

CITY HOLDING COMPANY AND SUBSIDIARIES
Investment Portfolio
(Unaudited) ($ in 000s)

	Original Cost	Credit-Related Net Investment Impairment Losses through June 30, 2011	Unrealized Gains (Losses)	Carrying Value

Mortgage Backed Securities	$238,275	$-	$7,138	$245,413
Municipal Bonds	58,656	-	913	59,569
Pooled Bank Trust Preferreds	26,656	(19,241)	(4,599)	2,816
Single Issuer Bank Trust Preferreds,
Subdebt of Financial Institutions, and
Bank Holding Company Preferred Stocks	86,414	(1,653)	(197)	84,564
Money Markets and Mutual Funds	55,289	-	8	55,297
Federal Reserve Bank and FHLB stock	11,985	-	-	11,985
Community Bank Equity Positions	10,348	(5,130)	(91)	5,128
Total Investments	$487,623	$(26,024)	$3,173	$464,772

CITY HOLDING COMPANY AND SUBSIDIARIES
Loan Portfolio
(Unaudited) ($ in 000s)

	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Residential real estate (1)	$622,118	$615,635	$610,369	$605,351	$605,026
Home equity	420,752	415,719	416,172	411,481	404,789
Commercial and industrial	121,149	129,475	134,612	135,407	140,406
Commercial real estate (2)	693,959	668,710	661,758	629,924	637,708
Consumer	36,626	37,482	38,424	39,879	40,447
DDA overdrafts	2,415	1,970	2,876	2,528	3,412
Previously securitized loans	325	533	789	1,268	1,784
Gross Loans	$1,897,344	$1,869,524	$1,865,000	$1,825,838	$1,833,572

(1) - Included in residential real estate loans are $6.9 million and $9.4 million of construction loans at June 30, 2011 and March 31, 2011.

(2) - Included in commercial real estate loans are $23.4 million and $24.3 million of construction loans at June 30, 2011 and March 31, 2011.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Three Months Ended June 30,
		2011			2010
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Assets:
Loan portfolio (1):
Residential real estate	$613,463	$7,342	4.80%	$596,474	$7,885	5.30%
Home equity (2)	418,305	4,965	4.76%	401,757	5,316	5.31%
Commercial, financial, and agriculture (3)	797,909	9,440	4.75%	771,234	10,018	5.21%
Installment loans to individuals (4)	46,427	852	7.36%	51,442	1,015	7.91%
Previously securitized loans	426	753	708.98%	915	1,757	770.20%
Total loans	1,876,530	23,352	4.99%	1,821,822	25,991	5.72%
Securities:
Taxable	449,006	4,513	4.03%	487,604	5,317	4.37%
Tax-exempt (5)	48,351	685	5.68%	49,501	708	5.74%
Total securities	497,357	5,198	4.19%	537,105	6,025	4.50%
Deposits in depository institutions	7,298	-	-	6,110	-	-
Federal funds sold	35,000	13	0.15%	1,445	1	0.28%
Total interest-earning assets	2,416,185	28,563	4.74%	2,366,482	32,017	5.43%
Cash and due from banks	52,867			53,556
Bank premises and equipment	64,432			64,486
Other assets	203,262			206,809
Less: Allowance for loan losses	(18,797)			(19,520)
Total assets	$2,717,949			$2,671,813

Liabilities:
Interest-bearing demand deposits	489,876	243	0.20%	464,306	342	0.30%
Savings deposits	417,453	273	0.26%	391,407	259	0.27%
Time deposits	960,187	5,052	2.11%	991,902	6,230	2.52%
Short-term borrowings	120,139	77	0.26%	110,954	98	0.35%
Long-term debt	16,495	158	3.84%	16,925	163	3.86%
Total interest-bearing liabilities	2,004,150	5,803	1.16%	1,975,494	7,092	1.44%
Noninterest-bearing demand deposits	379,129			362,363
Other liabilities	19,707			19,792
Stockholders' equity	314,963			314,164
Total liabilities and
stockholders' equity	$2,717,949			$2,671,813
Net interest income		$22,760			$24,925
Net yield on earning assets			3.78%			4.22%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Interest income includes $154 and $647 from interest rate floors for the three months ended June 30, 2011 and June 30, 2010, respectively.
(3) Includes the Company’s commercial and industrial and commercial real estate loan categories. Interest income includes $242 and $694 from interest rate floors for the three months ended June 30, 2011 and June 30, 2010, respectively.

(4) Includes the Company’s consumer and DDA overdrafts loan categories.
(5) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Six Months Ended June 30,
		2011			2010
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Assets:
Loan portfolio:
Residential real estate	$611,071	$14,812	4.89%	$594,715	$15,779	5.35%
Home equity	416,495	10,039	4.86%	399,735	10,674	5.38%
Commercial, financial, and agriculture	795,238	18,917	4.80%	762,440	19,928	5.27%
Installment loans to individuals	45,841	1,664	7.32%	49,492	1,928	7.86%
Previously securitized loans	541	1,658	618.02%	1,177	2,536	434.50%
Total loans	1,869,186	47,090	5.08%	1,807,559	50,845	5.67%
Securities:
Taxable	434,624	9,055	4.20%	482,646	10,928	4.57%
Tax-exempt	49,532	1,395	5.68%	49,567	1,432	5.83%
Total securities	484,156	10,450	4.35%	532,213	12,360	4.68%
Deposits in depository institutions	7,976	-	-	5,446	-	-
Federal funds sold	30,913	26	0.17%	727	1	0.28%
Total interest-earning assets	2,392,231	57,566	4.85%	2,345,945	63,206	5.43%
Cash and due from banks	54,653			54,094
Bank premises and equipment	64,387			64,302
Other assets	203,875			207,310
Less: Allowance for loan losses	(18,677)			(19,315)
Total assets	$2,696,469			$2,652,336

Liabilities:
Interest-bearing demand deposits	487,553	487	0.20%	460,658	692	0.30%
Savings deposits	409,818	530	0.26%	386,680	540	0.28%
Time deposits	956,430	10,262	2.16%	995,760	12,783	2.59%
Short-term borrowings	115,690	149	0.26%	110,561	198	0.36%
Long-term debt	16,495	315	3.85%	16,934	323	3.85%
Total interest-bearing liabilities	1,985,986	11,743	1.19%	1,970,593	14,536	1.49%
Noninterest-bearing demand deposits	374,270			351,806
Other liabilities	19,494			16,588
Stockholders' equity	316,719			313,349
Total liabilities and
stockholders' equity	$2,696,469			$2,652,336
Net interest income		$45,823			$48,670
Net yield on earning assets			3.86%			4.18%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Interest income includes $632 and $1,368 from interest rate floors for the six months ended June 30, 2011 and June 30, 2010, respectively.
(3) Includes the Company’s commercial and industrial and commercial real estate loan categories. Interest income includes $488 and $1,453 from interest rate floors for the six months ended June 30, 2011 and June 30, 2010, respectively.

(4) Includes the Company’s consumer and DDA overdrafts loan categories.
(5) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Analysis of Risk-Based Capital
(Unaudited) ($ in 000s)

	June 30	March 31	December 31	September 30	June 30
	2011 (a)	2011	2010	2010	2010

Tier I Capital:
Stockholders' equity	$310,379	$311,122	$314,861	$314,841	$312,575
Goodwill and other intangibles	(56,173)	(56,276)	(56,378)	(56,487)	(56,596)
Accumulated other comprehensive loss (income)	1,838	1,904	2,497	(2,498)	(950)
Qualifying trust preferred stock	16,000	16,000	16,000	16,000	16,000
Unrealized loss on AFS securities	(82)	(856)	(521)	(1,277)	(3,668)
Excess deferred tax assets	(4,462)	(4,174)	(2,904)	(2,915)	(3,530)
Total tier I capital	$267,499	$267,720	$273,555	$267,664	$263,831

Total Risk-Based Capital:
Tier I capital	$267,499	$267,720	$273,555	$267,664	$263,831
Qualifying allowance for loan losses	18,944	18,414	18,224	18,364	19,456
Total risk-based capital	$286,443	$286,134	$291,779	$286,028	$283,287

Net risk-weighted assets	$1,993,003	$1,977,395	$1,970,635	$1,949,080	$1,952,076

Ratios:
Average stockholders' equity to average assets	11.59%	11.91%	12.09%	11.90%	11.76%
Tangible capital ratio	9.56%	9.63%	10.01%	10.04%	9.90%
Risk-based capital ratios:
Tier I capital	13.42%	13.54%	13.88%	13.73%	13.46%
Total risk-based capital	14.37%	14.47%	14.81%	14.68%	14.45%
Leverage capital	10.07%	10.24%	10.54%	10.30%	10.06%

(a) June 30, 2011 risk-based capital ratios are estimated

CITY HOLDING COMPANY AND SUBSIDIARIES
Intangibles
(Unaudited) ($ in 000s)

	As of and for the Quarter Ended
	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Intangibles, net	$56,368	$56,471	$56,573	$56,682	$56,791
Intangibles amortization expense	103	102	109	109	109

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Loan Loss Experience
(Unaudited) ($ in 000s)

	Quarter Ended
	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Balance at beginning of period	$18,414	$18,224	$18,364	$19,456	$18,836

Charge-offs:
Commercial and industrial	-	75	25	-	-
Commercial real estate	166	34	149	2,046	796
Residential real estate	377	550	511	457	399
Home equity	168	237	312	197	238
Consumer	14	44	38	43	20
DDA overdrafts	392	434	1,867	615	565
Total charge-offs	1,117	1,374	2,902	3,358	2,018

Recoveries:
Commercial and industrial	3	3	5	12	2
Commercial real estate	26	2	24	16	376
Residential real estate	12	6	12	12	37
Home equity	4	1	15	-	1
Consumer	11	38	37	29	53
DDA overdrafts	305	428	326	350	346
Total recoveries	361	478	419	419	815

Net charge-offs	756	896	2,483	2,939	1,203
Provision for loan losses	1,286	1,086	2,343	1,847	1,823
Balance at end of period	$18,944	$18,414	$18,224	$18,364	$19,456

Loans outstanding	$1,897,344	$1,869,524	$1,865,000	$1,825,838	$1,833,572
Average loans outstanding	1,876,530	1,861,760	1,837,687	1,829,119	1,821,822
Allowance as a percent of loans outstanding	1.00%	0.98%	0.98%	1.01%	1.06%
Allowance as a percent of non-performing loans	81.08%	72.14%	156.39%	160.40%	177.78%
Net charge-offs (annualized) as a
percent of average loans outstanding	0.16%	0.19%	0.54%	0.64%	0.26%
Net charge-offs, excluding overdraft deposit
accounts, (annualized) as a percent of average loans outstanding	0.14%	0.19%	0.21%	0.58%	0.22%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Non-Performing Assets
(Unaudited) ($ in 000s)

	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Nonaccrual loans	$23,178	$25,166	$10,817	$11,220	$10,246
Accruing loans past due 90 days or more	188	358	782	195	698
Previously securitized loans past due 90 days or more	-	-	54	34	-
Total non-performing loans	23,366	25,524	11,653	11,449	10,944
Other real estate owned	7,999	7,241	9,316	12,636	12,722
Total non-performing assets	$31,365	$32,765	$20,969	$24,085	$23,666

Non-performing assets as a percent of loans and
other real estate owned	1.65%	1.75%	1.12%	1.31%	1.28%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Total Past Due Loans
(Unaudited) ($ in 000s)

	June 30	March 31	December 31	September 30	June 30
	2011	2011	2010	2010	2010

Residential real estate	$4,971	$3,293	$4,774	$3,815	$5,298
Home equity	2,299	2,260	2,276	2,863	1,763
Commercial and industrial	476	397	-	150	332
Commercial real estate	2,186	1,740	775	112	3,348
Consumer	185	75	147	106	168
Previously securitized loans	305	262	345	518	394
DDA overdrafts	279	231	361	337	399
Total past due loans	$10,701	$8,258	$8,678	$7,901	$11,702